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                                                                    EXHIBIT 99.2



                          CONSENT OF DIRECTOR NOMINEE



     I hereby consent to being named as a nominee to the Board of Directors of Halter Marine Group, Inc., a Delaware corporation, in its Registration Statement on Form S-1 (Registration Number 333-6967) and any amendments thereto, filed with the Securities and Exchange Commission.



                                            /s/  KENNETH W. LEWIS
                                            ------------------------------------
                                            Kenneth W. Lewis



Dated: September 4, 1996